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                                                              EXHIBIT (10)(qqq)


                           TWENTY-THIRD AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                    TAX DEFERRED SAVINGS AND PROTECTION PLAN
                    ----------------------------------------


         The Reynolds and Reynolds Company hereby amends The Reynolds and Reynolds Company Tax Deferred Savings and Protection Plan, effective as of November 1, 1994, as follows:


         Section 2.14 of the Plan is amended by adding as a new sentence at the end thereof the following:

         Notwithstanding the foregoing provisions of this Section 2.14, with respect to persons who were employees of Poorman Douglas on October 31, 1994 and became Employees on November 1, 1994, November 1, 1994 shall be an Entry Date.



         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officers on this 28th day of October, 1994.


ATTEST:                                     THE REYNOLDS AND REYNOLDS COMPANY


/S/  Craig L. Currier                          By: /s/T.J. Momchilov
- - --------------------------                         -----------------------
                                                  Title:
                                                   VP Corporate Human Resources

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